SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:   October 26, 1998
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
                  (Issuer in Respect of the REMIC Pass-Through
                        CitiCertificates Series 1998-9)
               (Exact name of registrant as specified in charter)

     Delaware                   333-43167        13-3408713
(State or other juris-         (Commission     (I.R.S. Employer
diction of organization)        File Nos.)     Identification No.)


  909 Third Avenue, New York, New York           10043
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-9583


        (Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-9
                 ----------------------------------------------

         Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Donaldson, Lufkin & Jenrette Securities Corporation that are required to be filed pursuant to such letters.

Item 7.    Financial Statements and Exhibits.

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
---------------                               -----------

(99) Computational Materials/Structural Term Sheets prepared by Donaldson, Lufkin & Jenrette Securities Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CITICORP MORTGAGE SECURITIES, INC.
                                  (Registrant)


                               By:   /s/ John H. Outland
                                   --------------------------------
                                         John H. Outland
                                         Senior Vice President


Dated: October 26, 1998

                                  EXHIBIT INDEX

                                                                Paper (P) or
Exhibit No.                 Description                        Electronic (E)
-----------                 -----------                        --------------

      I            Computational Materials/Structural                 P
                   Term Sheets prepared by Donaldson,
                   Lufkin & Jenrette Securities
                   Corporation